UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2010

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3562 Eastham Drive Culver City, California		90232
(Address of principal executive offices)		(Zip Code)

310-280-7373

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 1, 2010, the Company’s independent registered public accounting firm, Stonefield Josephson, Inc. (“Stonefield”), notified us that Stonefield had combined its practice with Marcum LLP (the “Merger”) and began practicing as “MarcumStonefield, a division of Marcum LLP” (“MarcumStonefield”). Accordingly, effective October 1, 2010, Stonefield effectively resigned as the Company’s independent registered public accounting firm and MarcumStonefield became the Company’s independent registered public accounting firm. This change in the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

The audit reports of Stonefield on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Stonefield’s report on the Company’s internal control over financial reporting did not contain any disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except that Stonefield expressed an adverse opinion on the effectiveness of internal control over financial reporting due to the existence of several material weakness as of December 31, 2009 (as fully disclosed in the Company’s Form 10-K filed on March 9, 2010) and expressed an unqualified opinion on the effectiveness of internal control over financial reporting as of December 31, 2008.

During the years ended December 31, 2009 and 2008, and through the effective date of the Merger, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield’s satisfaction would have caused it to make reference thereto in connection with its reports for such years. During the years ended December 31, 2009 and 2008, and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2009 and 2008, and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP or MarcumStonefield with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s financial statements or internal control over financial reporting; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 7, 2010, furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
16.1	Letter to Company from Stonefield Josephson, Inc., dated October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2010	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer